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                                                                   Exhibit 10.35

                                                                Loan No. 6518217

                               GUARANTY AGREEMENT

     THIS GUARANTY AGREEMENT ("GUARANTY"), is entered into effective as of January 1, 2004, by INLAND SOUTHEAST NEW BRITAIN, L.L.C., a Delaware limited liability company, having a mailing address at 2901 Butterfield Road, Oak Brook, Illinois 60523 ("GUARANTOR"), in favor of JOHN HANCOCK LIFE INSURANCE COMPANY, a Massachusetts corporation ("LENDER"), and the subsequent owners and holders of the herein below defined Note.

                                    RECITALS:

     A. Inland Southeast New Britain, L.L.C., a Delaware limited liability company ("BORROWER") has requested a loan (the "LOAN") from Lender in the amount of $18,150,000.00 to be evidenced by the Mortgage Note of even date herewith executed by Borrower, payable to Lender in the original principal sum of $18,150,000.00 (the "NOTE"), and secured by, INTER ALIA, the Mortgage, Assignment of Leases and Rents and Security Agreement of even date herewith executed by Borrower in favor of Lender covering certain property in the City of New Britain, County of Hartford, State of Connecticut (the "MORTGAGE");

     B. Section 19 of the Note sets forth certain amounts, obligations and other liabilities for which Borrower is fully liable to Lender (the "NON-RECOURSE CARVEOUT OBLIGATIONS"), notwithstanding limitations on Borrower's liability pursuant to said Section 19 of the Note; and

     C. As a condition to making the Loan, Lender has required that Borrower as Guarantor expressly and explicitly and separately guarantee the payment of the Non-Recourse Carveout Obligations and performance of the obligations set forth in Section 1 below (the "GUARANTEED OBLIGATIONS").

                                   AGREEMENT:

     NOW, THEREFORE, as a material inducement to Lender to agree to make the Loan to Borrower, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Guarantor hereby does irrevocably and unconditionally warrant and represent unto and covenant with Lender as follows:

     1. GUARANTY. Guarantor hereby (a) guarantees unto Lender the full and timely payment of the amounts due, or to become due, to Lender under the Non-Recourse Carveout Obligations and (b) agrees with Lender to pay to Lender
(i) the amounts due under the Non-Recourse Carveout Obligations within five (5) days from the date Lender notifies Guarantor of Borrower's failure to pay the same, if and when the same becomes due, and at the place specified in the Note for payment and (ii) Lender's reasonable attorneys' fees and all court costs incurred by Lender in enforcing or protecting any of Lender's rights, remedies or recourses hereunder.

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                                                                Loan No. 6518217

Guarantor is not hereby guaranteeing payment of any portion of the indebtedness or performance of any portion of the obligations under the documents evidencing, securing, guaranteeing or executed in connection with the Loan (the "LOAN DOCUMENTS"), other than the Non-Recourse Carveout Obligations.

     2. GUARANTOR'S REPRESENTATIONS AND WARRANTIES. Guarantor hereby warrants and represents unto Lender as follows:

          (a) that this Guaranty constitutes the legal, valid and binding obligation of Guarantor and is fully enforceable against Guarantor in accordance with its terms;

          (b) Guarantor is solvent and the execution of this Guaranty does not render Guarantor insolvent. Any and all financial statements, balance sheets, net worth statements and other financial data which have heretofore been furnished to Lender with respect to Guarantor fairly and accurately present the financial condition of Guarantor as of the date they were furnished to Lender and, since that date, there has been no material adverse change in the financial condition of Guarantor;

          (c) that there are no legal proceedings or material claims or demands pending against or, to the best of Guarantor's knowledge threatened against, Guarantor or any of its assets;

          (d) that the execution and delivery of this Guaranty and the assumption of liability hereunder have been in all respects authorized and approved by Guarantor; Guarantor has full authority and power to execute this Guaranty and to perform its obligations hereunder; and

          (e) that neither the execution nor the delivery of this Guaranty nor the fulfillment and compliance with the provisions hereof will conflict with, result in a breach of, constitute a default under or result in the creation of any lien, charge, or encumbrance upon any property or assets of Guarantor under any agreement or instrument to which Guarantor is now a party or by which it may be bound.

     3. WAIVER. Guarantor hereby waives (a) for itself as Guarantor but not for itself in its capacity as Borrower all notices of acceptance hereof, protest, demand and dishonor, presentment, notice of nonpayment, notice of intention to accelerate maturity, notice of acceleration of maturity and all notices and demands of any kind now or hereafter provided for by any statute or rule of law other than the five (5) day notice referred to in Paragraph 1 above,
(b) any and all requirements that Lender institute any action or proceeding, or exhaust or attempt to enforce any or all of Lender's right, remedies or recourses against Borrower or anyone else or in respect of any mortgaged property or collateral covered by any Loan Documents, or join Borrower or any other persons liable on the Non-Recourse Carveout Obligations in any action to enforce this Guaranty as a condition precedent to bringing an action against Guarantor upon this Guaranty, it being expressly agreed that the liability of Guarantor hereunder shall be primary and not secondary, (c) any defense arising by reason of any disability, insolvency, lack of authority

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                                                                Loan No. 6518217

or power, death, insanity, minority, dissolution or any other defense of Borrower, or any other surety, co-maker, endorser or guarantor of the Non-Recourse Carveout Obligations (even though rendering same void, unenforceable or otherwise uncollectible), it being agreed that Guarantor shall remain liable hereon regardless of whether Borrower or any other such person be found not liable thereon for any reason, (d) all suretyship defenses of every kind and nature and (e) any claim Guarantor might otherwise have against Lender by virtue of Lender's invocation of any right, remedy or recourse permitted it hereunder or under the Loan Documents. This is a guaranty of payment and not a guaranty of collection.

     4. SUBSEQUENT ACTS. Guarantor hereby agrees with Lender that (a) the payments called for and provisions contained in the Loan Documents, including specifically (but without limitation) the Note, may be renewed, extended, rearranged, modified, released or canceled, (b) all or any part of any mortgaged property and collateral for the indebtedness may be released from, and any new or additional security may be added to, the lien and security interest of the Loan Documents, (c) any additional parties who may become personally liable for repayment of the Note may hereafter be released from their liability hereunder and thereon and (d) Lender may take, or delay in taking or refuse to take, any and all action with reference to the Note and the other Loan Documents (regardless of whether same might vary the risk or alter the rights, remedies or recourses of Guarantor), including specifically (but without limitation) the settlement or compromise of any amount allegedly due thereunder, all without notice or consideration to or the consent of Guarantor, and no such acts shall in any way release, diminish or affect the absolute nature of Guarantor's obligations and liabilities hereunder. It is the intent of Guarantor and Lender that such obligations and liabilities hereunder are primary, absolute and unconditional under any and all circumstances and that, until the Non-Recourse Carveout Obligations are fully and finally satisfied, such obligations and liabilities shall not be discharged or released, in whole or in part, by any act or occurrence which, but for this Paragraph 4, might be deemed a legal or equitable discharge or release of Guarantor.

     5. REMEDIES CUMULATIVE. Guarantor hereby agrees with Lender that all rights, remedies and recourses afforded to Lender by reason of this Guaranty or otherwise are (a) separate and cumulative and may be pursued separately, successively or concurrently, as occasion therefor shall arise, and (b) non-exclusive and shall in no way limit or prejudice any other legal or equitable right, remedy or recourse which Lender may have.

     6. SUBORDINATION AND NO SUBROGATION. If, for any reason whatsoever, Borrower now is or hereafter becomes indebted to Guarantor, such indebtedness and all interest thereon, shall, at all times, be subordinate in all respects to the Loan Documents, and Guarantor shall not be entitled to enforce or receive payment thereof until the Non-Recourse Carveout Obligations have been fully satisfied. Notwithstanding anything to the contrary contained in this Guaranty or any payments made by Guarantor hereunder, Guarantor shall not have any right of subrogation in or under the Loan Documents or to participate in any way therein or in any right, title or interest in and to any mortgaged property or any collateral for the Loan, all such rights of subrogation and participation, together with any other contractual, statutory or common law right which Guarantor may have to be reimbursed for any payments Guarantor may make to Lender

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                                                                Loan No. 6518217

pursuant to this Guaranty, being hereby expressly waived and released until the Loan is paid in full.

     7. LAW GOVERNING AND SEVERABILITY. This Guaranty shall be governed by and construed in accordance with the laws of the State of Connecticut and is intended to be performed in accordance with, and only to the extent permitted by, such laws. If any provision of this Guaranty or the application thereof to any person or circumstance, for any reason and to any extent, shall be invalid or unenforceable, neither the remainder of this Guaranty nor the application of such provision to any other persons or circumstances shall be affected thereby, but rather the same shall be enforced to the greatest extent permitted by law.

     8. SUCCESSORS AND ASSIGNS. This Guaranty and all the terms, provisions and conditions hereof shall be binding upon Guarantor and the Guarantor's heirs, legal representatives, successors and assigns and shall inure to the benefit of Lender, its successors and assigns and all subsequent holders of the Note.

     9. PARAGRAPH HEADINGS. The paragraph headings inserted in this Guaranty have been included for convenience only and are not intended, and shall not be construed, to limit or define in any way the substance of any paragraph contained herein.

     10. EFFECT OF BANKRUPTCY. This Guaranty shall continue to be effective or reinstated, as the case may be, if at any time payment to Lender of all or any part of the Non-Recourse Carveout Obligations is rescinded or must otherwise be restored or refunded by Lender pursuant to any insolvency, bankruptcy, reorganization, receivership or other debtor relief proceeding involving Borrower. In the event that Lender must rescind or restore any payment received by Lender in satisfaction of the Non-Recourse Carveout Obligations, as set forth herein, any prior release or discharge of the terms of this Guaranty given to Guarantor by Lender shall be without effect and this Guaranty shall remain in full force and effect.

     11. NOTICES. All notices hereunder shall be given at the following address:

     If to Guarantor: Inland Southeast New Britain, L.L.C., 2901 Butterfield Road, Oak Brook, Illinois 60523;

     If to Lender: John Hancock Life Insurance Company, John Hancock Tower, 200 Clarendon Street, T-56, Boston, Massachusetts 02117, Re: Loan No. 6518217.

     All notices given hereunder shall be in writing and shall be considered properly given if delivered either personally to such other party, or sent by nationally recognized overnight courier delivery service or by certified mail of the United States Postal Service, postage prepaid return receipt requested, addressed to the other party as set forth above (or to such other address or person as either party entitled to notice may by notice to the other party specify). Unless otherwise specified, notices shall be deemed given as follows:
(i) if delivered personally, when delivered, (ii) if delivered by nationally recognized overnight courier delivery service, on the day

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                                                                Loan No. 6518217

following the day such material is sent or (iii) if delivered by certified mail, on the third day after the same is deposited in the United States Postal Service as provided above.

     12. BENEFIT. Guarantor warrants and represents that Guarantor has received, or will receive, direct or indirect benefit from the execution and delivery of this Guaranty.

     13. NO REPRESENTATIONS BY LENDER. Neither Lender nor anyone acting on behalf of Lender has made any representation, warranty or statement to Guarantor to induce Guarantor to execute and deliver this Guaranty.

     14. APPLICATION OF FORECLOSURE PROCEEDS. In the event of any foreclosure sales of the mortgaged property and collateral covered by the Loan Documents, the proceeds of such sales shall be applied first to the discharge of that portion of the indebtedness then remaining unpaid as to which Guarantor is not fully personally liable pursuant to this Guaranty, it being the express intention of the parties that the application of the proceeds of such foreclosure sales shall be in such a manner as not to extinguish or reduce Guarantor's personal liability hereunder until all of the indebtedness as to which Guarantor is not personally liable hereunder has been paid in full. Nothing contained in this Paragraph 14 shall be construed to require that Lender foreclose the liens and security interests created in the Loan Documents as a condition precedent to bringing an action against Guarantor upon this Guaranty, or as an agreement that Guarantor's liability is limited to any deficiency remaining after such a foreclosure.

     15. JOINT AND SEVERAL LIABILITY. If more than one person is included in the definition of Guarantor, the liability of all such persons hereunder shall be joint and several.

     16. SPECIAL STATE PROVISIONS. IN CONNECTION WITH ANY ACTION OR PROCEEDING RELATING TO THIS GUARANTY, (i) GUARANTOR WAIVES ANY RIGHT TO NOTICE AND HEARING UNDER CHAPTER 903(a) OF THE CONNECTICUT GENERAL STATUTES, AS NOW OR HEREAFTER AMENDED, OR ANY SUCCESSOR ACT THERETO, AND AUTHORIZES THE ATTORNEY OF LENDER TO ISSUE A WRIT FOR THE PREJUDGMENT REMEDY WITHOUT COURT ORDER, AND (ii) GUARANTOR WAIVES TRIAL BY JURY IN ANY SUCH ACTION OR PROCEEDING AND AGREES THAT NO SUCH ACTION WITH RESPECT TO WHICH A JURY TRIAL HAS BEEN WAIVED SHALL BE SOUGHT TO BE CONSOLIDATED WITH ANY OTHER ACTION WITH RESPECT TO WHICH A JURY TRIAL CANNOT OR HAS NOT BEEN WAIVED.

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                                                                Loan No. 6518217

     EXECUTED effective as of the date first above written.


WITNESSED BY:                 MAKER:

--------------------------    INLAND SOUTHEAST NEW BRITAIN, L.L.C.,
Name:                         a Delaware limited liability company
      --------------------

                              By: Inland Western Retail Real Estate Trust, Inc.,
                                  a Maryland corporation its sole member

                                  By:     /s/ Valerie Medina
                                      ------------------------------------------
                                  Its:    Asst. Secretary
                                      ------------------------------------------


                          [SIGNATURE PAGE TO GUARANTY]

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                                                                Loan No. 6518217

STATE OF___________________      )
                                 ) SS.   _______________     January _, 2004
COUNTY OF____________________    )

     Personally appeared_____________________________, ______________________ of
Inland Western Retail Real Estate Trust, Inc., a Maryland corporation, the Sole Member of Inland Southeast New Britain, L.L.C., a Delaware limited liability company, signer and sealer of the foregoing instrument, and acknowledged the same to be his/her free act and deed as such __________ and the free act and deed of said ______________ and _____________________________, before me.


                                      --------------------------------------
                                      Name:
                                      Commissioner of the Superior Court
                                      Notary Public
                                      My commission expires:
                                                            ----------------

                                     [SEAL]


                       [ACKNOWLEDGEMENT PAGE TO GUARANTY]

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